Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A for the quarter ended August 31, 2008 as filed with the Securities and Exchange Commission (the "Report") by Ingen Technologies, Inc. (the "Registrant"), I,  Thomas J. Neavitt, hereby certify that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended, and

(2) the information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

Dated: September 29, 2010

/s/ Thomas J. Neavitt
Thomas J. Neavitt
Chief Financial Officer